SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
☐	Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Xylem Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party

	(4)	Date Filed

XYLEM INC. 1 INTERNATIONAL DRIVE RYE BROOK, NEW YORK 10573
WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING. BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting are available through 11:59 PM (ET) the day before the Annual Meeting. Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card. If you vote your proxy by Internet or by telephone, you do not need to mail back your proxy card.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to vote your proxy. Have your proxy card in hand when you access the website.

VOTE BY TELEPHONE - 1-800-690-6903

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E21161-P90325	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

XYLEM INC.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4
Vote on Directors						Vote on Proposals		For	Against	Abstain
1.	Election of six members of the Xylem Inc. Board of Directors.
	Nominees:		For	Against	Abstain
	1a	Curtis J. Crawford, Ph.D.	☐	☐	☐	2.	Ratification of the appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for 2017.	☐	☐	☐
	1b	Robert F. Friel	☐	☐	☐
	1c	Sten E. Jakobsson	☐	☐	☐	3.	Advisory vote to approval the compensation of our named executive officers.	☐	☐	☐
	1d	Steven R. Loranger	☐	☐	☐
	1e	Surya N. Mohapatra, Ph.D.	☐	☐	☐	4.	Management Proposal: Approval of an amendment to the Company's Articles of Incorporation to Allow Shareholders to Amend the By-Laws.	☐	☐	☐
	1f	Jerome A. Peribere	☐	☐	☐
For address changes and/or comments, please check this box and write them on the back where indicated.

Please indicate if you plan to attend the Meeting				☐	☐
				Yes	No
(When signing as attorney, executor, administrator, trustee or guardian, give full title. If more than one trustee, all should sign.)

Signature [PLEASE SIGN WITHIN BOX]			Date				Signature (Joint Owners)	Date

ADMISSION TICKET
Annual Meeting of Shareholders
Wednesday, May 10, 2017, 11:00 a.m. (ET)
Xylem Headquarters
1 International Drive
Rye Brook, NY 10573
If you plan to attend the Annual Meeting, please bring this Admission Ticket with you.
Note: If you plan to attend the Annual Meeting of Shareholders, please indicate your intention by marking the appropriate box on the attached proxy card and please bring a proper form of identification. For directions, please call 914-323-5700. The use of video, still photography or audio recording at the Annual Meeting is not permitted. For the safety of attendees, all bags, packages and briefcases are subject to inspection. Your compliance is appreciated.
SEC PROXY ACCESS NOTICE
Important Notice Regarding the Internet Availability of Proxy Materials for the Shareholder Meeting to be held on Wednesday, May 10, 2017 at 11:00 a.m. (ET) at Xylem Headquarters, 1 International Drive, Rye Brook, NY 10573: The proxy materials for Xylem Inc.’s 2017 Annual Meeting of Shareholders, including the 2016 Annual Report and 2017 Notice and Proxy Statement are available on the Internet at www.proxyvote.com.
_ _ _ _ __ _ _ _ __ _ _ _ __ _ _ _ __ _ _ _ __ _ _ _ __ _ _ _ __ _ _ _ __ _ _ _ __ _ _ _ __ _ _ _ __ _ _ _
E21162-P90325

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF XYLEM INC. FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 10, 2017.

The shareholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Hannah Skeete and Claudia Toussaint, or either of them, each with full power of substitution as proxies, to vote all shares of Xylem Inc. common stock that the shareholder(s) would be entitled to vote on all matters that may properly come before the Annual Meeting and at any adjournments or postponements. The proxies are authorized to vote in accordance with the specifications indicated by the shareholder(s) on the reverse side of this form. If this form is signed and returned by the shareholder(s), and no specifications are indicated, the proxies are authorized to vote as recommended by the Board of Directors. In either case, if this form is signed and returned, the proxies thereby will be authorized to vote in their discretion on any other matters that may be presented for a vote at the Annual Meeting and at any adjournments or postponements.

For participants in a Xylem Retirement Savings Plan:
Under the savings plans, participants are “named fiduciaries” to the extent of their authority to direct the voting of Xylem Inc. shares credited to their savings plan account and their proportionate share of allocated shares for which no direction is received and unallocated shares, if any (together, “Undirected Shares”). Participants under these plans should mail their confidential voting instruction card to Broadridge, acting as tabulation agent, or vote by Phone or Internet. Instructions must be received by Broadridge before 11:59 p.m. (ET), on May 5, 2017. The trustee of the savings plans will vote Undirected Shares in the same proportion as the shares for which directions are received from participants, except as otherwise provided in accordance with ERISA. By submitting voting instructions by telephone or Internet, or by signing and returning this voting instruction card, you direct the trustee of the savings plans to vote these shares, in person or by proxy, as designated herein, at the Annual Meeting.

The Trustee will exercise its discretion in voting on any other matter that may be presented for a vote at the Annual Meeting and at any adjournments or postponements.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
(Continued, and to be dated and signed on the reverse side.)